UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/14_

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

August 31, 2014

Templeton World Fund

A series of Templeton Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton World Fund	3
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	25
Notes to Financial Statements	29
Report of Independent Registered
Public Accounting Firm	38
Tax Information	39
Board Members and Officers	40
Shareholder Information	45

Annual Report

Templeton World Fund

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2014.

Your Fund’s Goal and Main Investments

Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund will invest in issuers located in at least three different countries (including the U.S.).

Performance Overview

Templeton World Fund – Class A delivered a +17.96% cumulative total return for the 12 months under review. In comparison, the MSCI World Index, which measures stock market performance in global developed markets, posted a +21.74% total return.1,2 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 9. For the 10-year period ended August 31, 2014, Templeton World Fund –Class A delivered a +124.72% cumulative total return, compared with the MSCI World Index’s +120.08% cumulative total return for the same period.1,2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets continued to grow. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth trends were generally encouraging during the period, despite a contraction in gross domestic product (GDP) in the first quarter of 2014. In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. Fed comments made in July and August 2014 indicated the central bank was committed to supporting the U.S. recovery, although policymakers were divided on when to raise key interest rates. Fed Chair Janet Yellen took the middle ground about the exact timing, saying rates could rise sooner than expected and at a brisker pace in the case of “faster convergence” toward the Fed’s labor and inflation goals, or rates could remain low if progress toward the Fed’s goals was slower than expected.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/14, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +8.43%, compared with the
MSCI World Index’s 10-year average annual total return of +8.21%.
2. Source: MSCI.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 20.

franklintempleton.com Annual Report | 3

TEMPLETON WORLD FUND

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the second quarter of 2014, GDP registered expansion at pre-crisis levels. Although out of recession, the eurozone experienced deflationary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. After recording strong growth in the first quarter of 2014, Japan’s economy weakened in the second quarter as consumption and investments plunged after a sales tax increase in April. The Bank of Japan (BOJ) kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately despite challenges resulting from the sales tax increase. In August, the BOJ hinted at rolling out additional stimulus if the economic situation worsened.

In several emerging markets, including China, growth remained solid though moderating as domestic demand and exports were relatively soft. Emerging market equities generally rose for the 12-month period despite volatility resulting from concerns about moderating economic growth, geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund underperformed the benchmark MSCI World Index during a period when global stocks overcame considerable headwinds to finish at record-high levels. As the 12-month period began, investor attention turned to the imminent tapering of U.S. quantitative easing programs, which led to a stock price correction in emerging markets that had benefited most from cheap U.S. dollar liquidity. A number of escalating geopolitical conflicts also threatened to derail the market rally, including Russia’s annexation of Crimea, renewed hostilities in Gaza and the emergence of a terrorist organization in Syria and Iraq. Other major global events included a sovereign default in Argentina, a military coup in Thailand, intensifying border disputes in the East China Sea and a severe Ebola outbreak in West Africa. Alongside such alarming headlines were more fundamental questions about the resiliency of the global economic recovery. Would Europe strike the right balance of stimulus and austerity to generate sustainable growth momentum? Could China rebalance its economy without popping asset bubbles? Would Abenomics deliver genuine structural reforms in Japan? Could U.S. companies sustain record-high profit margins in a moderate economic growth environment?

In 1958, Sir John Templeton observed, “The influences on stock prices are so numerous and so complex that no person has ever been able to predict the trend of stock prices with consistent success.” This was long before globalization, technology and the 24-hour news cycle overwhelmed investors with a volley of conflicting data points, opinions and analyses. It was also before the scars of the global financial crisis and the consequent pervasiveness of policymakers in the marketplace created a hyperawareness of short-term financial conditions among the general public. To make sense of today’s information overload, we need a framework for thinking about complex variables. At Templeton, this framework is long-term value. Amid the deluge of data points and short-term analyses, we believe long-term opportunities will continue to arise for investors with a disciplined value process and fundamental focus.

A long-term perspective can lead to different conclusions from those reached by the short-term consensus. For example, a longer term outlook could suggest that the recovery from the worst economic crisis of our lifetime was unfolding rather predictably. The U.S., which implemented the greatest amount of monetary stimulus and stabilized first, seemed to be the furthest along the road to recovery, while regions like Europe and Japan, where increased stimulus and reform came later, were still nursing their economies back to health. Emerging markets, which enjoyed a decade of outperformance buoyed by strong commodity prices, low unit

4 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

labor costs and a massive influx of developed market liquidity, have lost a number of these supports and must deal with the consequences. Admittedly, this is a simplistic analysis, and the outlook remains fraught with risk, but it still seems to us a more sensible context for current events than the knee-jerk confusion of the ticker tape. The other part of our framework is value, and the bottom-up valuation analysis that forms the basis of our process is broadly consistent with our assessment of long-term global economic trends. The U.S. market appeared to offer selective value at the stock level but, after staging the strongest rally, recently looked expensive on a headline basis. Europe went through partial price increases, but ongoing concerns continued to pressure valuation multiples, and we believe significant scope for recovery remained in corporate earnings and economic growth. Emerging markets did not move in lockstep, but overall these markets have pulled back from their 2007 all-time price highs, and we believe selective opportunities are arising.

Top 10 Countries
Based on Equity Securities
8/31/14

% of Total
Net Assets
U.S.	33.0%
U.K.	14.6%
France	7.2%
South Korea	6.9%
Switzerland	5.3%
Germany	3.7%
Japan	3.3%
Italy	3.2%
Netherlands	2.7%
Singapore	2.3%

As global industry experts, we would normally begin any portfolio review with a discussion of sector performance. However, the strength of regional trends during the 12-month review period coupled with our contrarian regional weightings resulted in a high influence of geographic allocation on Fund returns. Notably, our long-standing overweighting in Europe had a major impact, initially buoying returns during the first half of the period before significantly pressuring performance as new headwinds buffeted the region. Although the tail risk of Russian aggression appeared to be materializing as sanctions from the European Union and the U.S. and retaliatory measures from Moscow took their toll on both sides, we nonetheless found continued reasons for optimism in Europe.

Consistent with our investment strategy, our long-term view is rooted in the findings of our bottom-up, fundamental security analysis. As of period-end, European stocks traded near their lowest levels on record relative to their U.S. peers based on cyclically adjusted price-to-earnings ratios (a normalized valuation metric that has historically been predictive of long-term returns). European companies also delivered much lower earnings than their U.S. peers, despite having higher operating leverage and more diversified global revenues, both of which could help amplify an eventual recovery in corporate profits on the continent. From a fiscal/economic standpoint, Europe’s sovereign debt crisis has stabilized, with the at-risk peripheral countries now running current account surpluses and realizing mostly positive GDP growth while borrowing at lower costs than the U.S., in some instances. Furthermore, the European Central Bank has relied more on words than actions to boost regional confidence, and therefore can draw on a number of policy measures to promote growth and stability in the euro-zone financial system, if necessary. Still, concerns about deflation, Russian aggression and the recent torpor of regional growth engine Germany persisted and presented significant risks that must be taken into account. These concerns are also what kept valuations so attractive to us, and we believe that investors with a long-term view and open-minded value discipline can still find abundant bargains in the eurozone.

In terms of sectors, we were encouraged by the outperformance of our overweighted financials holdings, which included a substantial allocation to deep-value European lenders and insurers.3 For example, three European financial firms finished among the Fund’s top 10 contributors during the review period. Notably, Dutch financial services firm ING Groep rallied as lower loan loss provisions and successful asset sales buoyed earnings and led the firm to consider full repayment of the Dutch state’s bailout earlier than expected. ING has been going through a drastic restructuring following its financial crisis rescue, which involved exiting many of its international banking markets and insurance and investment management businesses. As a result, this well-capitalized Dutch bank (with meaningful Belgian and German operations) has targeted a double-digit return on equity and could reinstate dividends as early as 2015. Valuation multiples were beginning to reflect ING’s progress, and although the stock was no longer an outright bargain according to our forecasts, we believed sufficient value remained as the company emerged from the financial crisis leaner and stronger.

3. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.
franklintempleton.com	Annual Report	|	5

TEMPLETON WORLD FUND

Generally, European lenders have simplified their business structures to stabilize returns and increased capital to meet more stringent regulatory requirements. Loan growth has remained subdued in an environment of weak net interest margins, sluggish economic growth and high provisioning for loan losses and regulatory judgments in the aftermath of the financial crisis. Yet, loan officer surveys indicated that lending activity was trending upward, and these adverse conditions could quickly become tail-winds once the credit cycle turns. For now, they mean that investors can buy shares of restructured, recapitalized European lenders at material discounts to tangible book value. Signs also pointed to a renewed focus on shareholder returns, which could improve yield opportunities while we wait for valuations and returns on equity to normalize across the European banking sector. We also found opportunities among select U.S. and Asian financial companies. U.S. investment bank Morgan Stanley was another top contributor during the period, and its share price rallied to a five-year high as the firm reported strong results from its advisory and brokerage businesses. Although the company recently traded near tangible book value, we believe its valuation multiple could rise if it achieves the sensible strategy of growing its leading wealth management franchise and optimizing capital allocation at its investment bank.

Stock selection in the underweighted industrials sector also buoyed relative performance.4 A position in International Consolidated Airlines Group (IAG), the U.K.-headquartered, British Airways’ parent company, contributed meaningfully to performance. Our investment in IAG illustrated the benefits of Templeton’s long-term, contrarian value approach. Following the global financial crisis, IAG’s stock was subject to various concerns relating to the company itself (rising pension deficits, high financial sector exposure) and more broadly to the airline industry (overcapacity, increasing competition). Such fears depressed IAG’s valuation to well below book value in an industry where stocks have traditionally commanded a material premium to book value. Our long-term outlook and understanding of the airline industry’s cyclical nature led us to believe that IAG, with its solid balance sheet and leadership position in the premium London market, would likely survive the downturn and stand to benefit from industry consolidation and recovery. During the review period, the company’s efforts to manage capacity and strengthen its position in core markets paid off as IAG reported significant operational improvements despite a still-challenging economic environment.

Top 10 Sectors/Industries
Based on Equity Securities
8/31/14
% of Total
Net Assets
Banks	16.1%
Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	10.1%
Insurance	5.6%
Capital Markets	4.2%
Energy Equipment & Services	3.9%
Diversified Telecommunication Services	3.5%
Automobiles	3.4%
Specialty Retail	3.0%
Software	3.0%

In the materials sector, many companies managed capacity less judiciously, in our view, and we have long maintained an underweighted exposure to metals and mining companies that we believed demonstrated poor capital discipline throughout the commodities supercycle, when commodity prices soared over the past decade.5 Our caution in metals and mining companies and preference for what we considered to be deep-value chemicals and building materials firms helped the Fund’s underweighted materials holdings outperform the benchmark index’s during the period. Although our overall allocation to the sector remained modest, we sought to identify interesting opportunities that might arise among metals and mining firms that we believed were excessively punished when the commodities supercycle faded.

Among sector detractors, certain positions in the overweighted health care sector and underweighted information technology (IT) sector were primarily responsible for relative underperfor-mance.6 Nonetheless, our overall holdings in these sectors contributed to absolute returns. In fact, there was no health care holding among the Fund’s 10 biggest detractors during the period. U.S.-based firm Amgen, one of the world’s largest biotechnology companies, placed among the Fund’s top 10 contributors to absolute returns. Its share price advanced to a record high after the firm’s cost cuts and improving sales resulted in better-than-expected earnings and guidance. Amgen used the profits from its base business to enhance returns by buying back shares, supporting its dividend distribution, selectively investing in research and development projects, and

4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.
5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
6. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and
technology hardware, storage and peripherals in the SOI.

6 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

Top 10 Equity Holdings
8/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	2.6%
Semiconductors & Semiconductor Equipment, South Korea
Morgan Stanley	2.5%
Capital Markets, U.S.
Microsoft Corp.	2.4%
Software, U.S.
Roche Holding AG	2.2%
Pharmaceuticals, Switzerland
BNP Paribas SA	2.2%
Banks, France
Citigroup Inc.	2.2%
Banks, U.S.
Amgen Inc.	2.0%
Biotechnology, U.S.
Medtronic Inc.	2.0%
Health Care Equipment & Supplies, U.S.
Sanofi	1.9%
Pharmaceuticals, France
Total SA, B	1.9%
Oil, Gas & Consumable Fuels, France

making targeted acquisitions to pursue new sources of growth. Valued on the long-term cash flows of its base business, Amgen was a bargain by our conservative estimates. Taking into account the potential of one of the industry’s most promising pipelines, we believe the stock could continue to appreciate as investors gain a better understanding of Amgen’s long-term value. More generally, we felt the health care sector offered diverse value opportunities. As longer term value continued to materialize among the traditional pharmaceutical firms we acquired in previous periods of pessimism, new opportunities arose among cash-generative biotechnology and medical technology firms with growth prospects we considered promising.

In the IT sector, South Korean semiconductor and consumer electronics manufacturer Samsung Electronics, which is not part of the index, was a major laggard, as it succumbed to concerns about slowing revenue growth and increasing competition in the high-margin smartphone space. Proving our long-term view, Samsung has gained nearly 600% since we added it to the bargain list in 2001. During this time, Samsung consolidated market share in its semiconductor division while expanding its lucrative consumer electronics division to become the world’s largest manufacturer of smartphones and flat-screen televisions. Company management’s stellar track record notwithstanding, concerns about margin sustainability in the company’s most profitable business segments continued to pressure Samsung’s share price. We believe that additional value could be unlocked should the firm continue its legacy of astute capital allocation, and we are closely monitoring the incoming chairman’s strategic plan for Samsung’s prodigious cash hoard. The outperformance of other key technology positions also warrants mention. Shares of Microsoft, the world’s largest software firm and a long-time Fund holding, reached their highest price levels since 2000 as the U.S. company continued its successful growth as a subscription-based provider of cloud services to enterprise customers. A position in the deeply underappreciated U.S. hardware and personal computer (PC) manufacturer Hewlett-Packard also climbed to multi-year price highs as an improving PC cycle, successful new product launches and ongoing cost efficiencies validated the firm’s restructuring efforts.

Finally, certain overweighted energy positions led the sector to detract modestly from relative performance.7 Dutch oilfield surveyor Fugro was one of the biggest laggards, declining after issuing a profit warning and writing down the value of impaired assets. At recent levels, shares looked oversold to us; we considered the effects of pessimism and the bad news on the stock price mostly short term. As new management improves communication and near-term headwinds abate, we expect sentiment to improve, creating a more favorable exit point. On the other hand, U.S.-based global oil services firm Baker Hughes finished as a top performer, buoyed by intense shale drilling activity in the U.S. Elsewhere in the oilfield services sector, we continued to find opportunities we felt were attractive among firms with the technology and expertise to help multinational integrated oil companies (oil majors) and state-owned oil companies extract hydrocarbons from increasingly challenging locations. We also found opportunities among the oil majors themselves, which after years of aggressive spending have refocused on shareholder returns as legacy capital expenditures began to translate into production growth. Shares of these companies are among the market’s most attractively valued stocks, in our view, trading near multi-decade lows based on price-to-book values.

We hope that the preceding discussion helped shed light on our portfolio operations during the review period. We also hope it helped highlight some of the opportunities for long-term value investors in an increasingly short-term, trend-driven market. As Sir John Templeton wrote in 1946, “Experience teaches us that

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

franklintempleton.com Annual Report | 7

TEMPLETON WORLD FUND

one of the most common errors in selecting stocks for purchase, or for sale, is the tendency to emphasize only the most obvious factor, namely, the temporary outlook for sales and profits of the company.” As the crowd abandons a long-term view and seeks short-term gains, we think greater opportunities should arise for patient investors. Among those investors who have made a long-term commitment to equities, many have put their capital in index funds — passive investments that do not reflect a view of corporate fundamentals. Instead, many of these funds are periodically rebalanced toward expensive issues and away from cheaper ones as the prices and market capitalizations of underlying stocks fluctuate. In January 1978, Sir John Templeton founded Templeton World Fund. A hypothetical investment of $10,000 (after fees and without sales charges) in the Fund’s Class A shares at that time would be worth roughly $650,000 on August 31, 2014. A similar hypothetical investment in the “passive” MSCI World Index, the Fund’s benchmark, would be worth roughly $450,000.1,2 That investors today are being conditioned to invest passively does not alter the fact that our long-term, active approach to fundamental investing has yielded superior total returns over time. If our goal as investors is to maximize total returns over time, we firmly believe it still pays to think differently from the crowd.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report franklintempleton.com

TEMPLETON WORLD FUND

Performance Summary as of August 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/14	8/31/13		Change
A (TEMWX)	$20.18	$18.02	+$	2.16
C (TEWTX)	$19.44	$17.40	+$	2.04
R6 (FTWRX)	$20.18	$18.02	+$	2.16
Advisor (TWDAX)	$20.18	$18.01	+$	2.17

Distributions (9/1/13–8/31/14)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	$0.1860	$0.1371	$0.6902	$1.0133
C	$0.0556	$0.1371	$0.6902	$0.8829
R6	$0.2473	$0.1371	$0.6902	$1.0746
Advisor	$0.2294	$0.1371	$0.6902	$1.0567

franklintempleton.com

Annual Report

| 9

TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Performance as of 8/31/14

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(9/30/14)[4]	Operating Expenses[5]
A								1.05%
1-Year	+	17.96%	+	11.17%	$11,117	+	2.13%
5-Year	+	82.93%	+	11.51%	$17,243	+	9.35%
10-Year	+	124.72%	+	7.80%	$21,184	+	7.14%
C								1.81%
1-Year	+	17.08%	+	16.08%	$11,608	+	6.55%
5-Year	+	76.15%	+	11.99%	$17,615	+	9.82%
10-Year	+	108.38%	+	7.62%	$20,838	+	6.97%
R6								0.72%
1-Year	+	18.40%	+	18.40%	$11,840	+	8.68%
Since Inception (5/1/13)	+	24.19%	+	17.63%	$12,419	+	13.58%
Advisor[6]								0.81%
1-Year	+	18.29%	+	18.29%	$11,829	+	8.58%
5-Year	+	85.20%	+	13.12%	$18,520	+	10.93%
10-Year	+	129.40%	+	8.66%	$22,940	+	8.00%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/04–8/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
$22,008
$21,184
$12,552
9/04
8/06
8/08
8/10
8/12
8/14
Templeton World Fund
MSCI World Index
CPI

Average Annual Total Return

Class A	8/31/14
1-Year	+11.17%
5-Year	+11.51%
10-Year	+7.80%

Class C (9/1/04–8/31/14)

$25,000
$20,000
$15,000
$10,000
$5,000
$22,008
$20,838
$12,552
9/04
8/06
8/08
8/10
8/12
8/14
Templeton World Fund
MSCI World Index
CPI

Average Annual Total Return

Class C	8/31/14
1-Year	+16.08%
5-Year	+11.99%
10-Year	+7.62%

franklintempleton.com

Annual Report

| 11

TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

12 | Annual Report franklintempleton.com

TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particu-
lar countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guaran-
tee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+61.77% and +5.97%.
7. Source: © 2014 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.
8. Source: MSCI.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

franklintempleton.com Annual Report | 13

TEMPLETON WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/14	Value 8/31/14	Period* 3/1/14–8/31/14
A
Actual	$1,000	$1,031.70	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.30
C
Actual	$1,000	$1,027.50	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,016.18	$9.10
R6
Actual	$1,000	$1,033.30	$3.64
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62
Advisor
Actual	$1,000	$1,032.80	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.04%; C: 1.79%; R6: 0.71%;
and Advisor: 0.79%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period.

franklintempleton.com Annual Report | 15

TEMPLETON WORLD FUND

Financial Highlights
		Year Ended August 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.02	$15.06	$14.21	$12.74	$12.80
Income from investment operations[a]:
Net investment income[b]	0.43 [c]	0.25	0.29	0.24	0.21
Net realized and unrealized gains (losses)	2.75	3.38	0.84	1.47	(0.01)
Total from investment operations	3.18	3.63	1.13	1.71	0.20
Less distributions from:
Net investment income	(0.19)	(0.42)	(0.28)	(0.24)	(0.26)
Net realized gains	(0.83)	(0.25)	—	—	—
Total distributions	(1.02)	(0.67)	(0.28)	(0.24)	(0.26)
Net asset value, end of year	$20.18	$18.02	$15.06	$14.21	$12.74

Total return[d]	17.96%	24.71%	8.18%	13.45%	1.32%

Ratios to average net assets
Expenses	1.05%	1.05%[e]	1.09%	1.07%[e]	1.09%[e]
Net investment income	2.20%[c]	1.49%	1.99%	1.62%	1.54%

Supplemental data
Net assets, end of year (000’s)	$5,917,398	$5,278,292	$4,857,469	$5,067,228	$5,029,053
Portfolio turnover rate	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.40	$14.53	$13.69	$12.28	$12.39
Income from investment operations[a]:
Net investment income[b]	0.27 [c]	0.12	0.17	0.13	0.10
Net realized and unrealized gains (losses)	2.66	3.26	0.83	1.41	(0.01)
Total from investment operations	2.93	3.38	1.00	1.54	0.09
Less distributions from:
Net investment income	(0.06)	(0.26)	(0.16)	(0.13)	(0.20)
Net realized gains	(0.83)	(0.25)	—	—	—
Total distributions	(0.89)	(0.51)	(0.16)	(0.13)	(0.20)
Net asset value, end of year	$19.44	$17.40	$14.53	$13.69	$12.28

Total return[d]	17.08%	23.76%	7.41%	12.50%	0.60%

Ratios to average net assets
Expenses	1.80%	1.81%[e]	1.84%	1.82%[e]	1.84%[e]
Net investment income	1.45%[c]	0.73%	1.24%	0.87%	0.79%

Supplemental data
Net assets, end of year (000’s)	$241,635	$210,256	$186,483	$201,956	$208,330
Portfolio turnover rate	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.02	$17.17
Income from investment operations[b]:
Net investment income[c]	0.57 [d]	0.12
Net realized and unrealized gains (losses)	2.67	0.73
Total from investment operations	3.24	0.85
Less distributions from:
Net investment income	(0.25)	—
Net realized gains	(0.83)	—
Total distributions	(1.08)	—
Net asset value, end of year	$20.18	$18.02

Total return[e]	18.40%	4.95%

Ratios to average net assets[f]
Expenses	0.72%	0.72%[g]
Net investment income	2.53%[d]	1.82%

Supplemental data
Net assets, end of year (000’s)	$55,175	$24,306
Portfolio turnover rate	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.01	$15.07	$14.22	$12.75	$12.80
Income from investment operations[a]:
Net investment income[b]	0.48 [c]	0.30	0.33	0.29	0.24
Net realized and unrealized gains (losses)	2.75	3.36	0.84	1.46	(0.02)
Total from investment operations	3.23	3.66	1.17	1.75	0.22
Less distributions from:
Net investment income	(0.23)	(0.47)	(0.32)	(0.28)	(0.27)
Net realized gains	(0.83)	(0.25)	—	—	—
Total distributions	(1.06)	(0.72)	(0.32)	(0.28)	(0.27)
Net asset value, end of year	$20.18	$18.01	$15.07	$14.22	$12.75

Total return	18.29%	24.97%	8.51%	13.63%	1.61%

Ratios to average net assets
Expenses	0.80%	0.81%[d]	0.84%	0.82%[d]	0.84%[d]
Net investment income	2.45%[c]	1.73%	2.24%	1.87%	1.79%

Supplemental data
Net assets, end of year (000’s)	$273,478	$216,767	$232,104	$191,488	$170,328
Portfolio turnover rate	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON WORLD FUND

Statement of Investments, August 31, 2014
	Industry	Shares	Value
Common Stocks 95.9%
Australia 0.9%
[a]Qantas Airways Ltd.	Airlines	43,425,039	$59,615,324
Austria 0.4%
UNIQA Insurance Group AG	Insurance	212,000	2,543,036
[b]UNIQA Insurance Group AG, 144A	Insurance	1,891,099	22,684,584
			25,227,620
Belgium 0.2%
UCB SA	Pharmaceuticals	113,270	10,968,018
Canada 1.9%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,244,777	51,093,900
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	6,001,970	60,334,344
Trican Well Service Ltd.	Energy Equipment & Services	869,300	12,560,198
			123,988,442
China 1.3%
Digital China Holdings Ltd.	Electronic Equipment, Instruments
	& Components	25,078,000	24,268,876
Dongfang Electric Corp. Ltd., H	Electrical Equipment	9,202,319	15,364,805
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	18,160,400	29,900,027
Weichai Power Co. Ltd., H	Machinery	3,292,000	13,337,823
			82,871,531
France 7.2%
AXA SA	Insurance	2,231,490	55,265,243
BNP Paribas SA	Banks	2,071,960	139,868,929
Sanofi	Pharmaceuticals	1,126,230	123,554,722
Technip SA	Energy Equipment & Services	295,020	27,326,648
Total SA, B	Oil, Gas & Consumable Fuels	1,837,280	121,154,158
			467,169,700
Germany 3.7%
[a]Commerzbank AG	Banks	503,100	7,614,696
Deutsche Boerse AG	Diversified Financial Services	334,790	23,801,032
Deutsche Lufthansa AG	Airlines	1,630,940	28,231,528
Merck KGaA	Pharmaceuticals	577,200	50,225,800
[a]Metro AG	Food & Staples Retailing	981,551	34,471,296
[a]Osram Licht AG	Electrical Equipment	2	84
SAP SE	Software	327,904	25,504,347
Siemens AG	Industrial Conglomerates	546,680	68,478,480
			238,327,263
Hong Kong 0.6%
Hutchison Whampoa Ltd.	Industrial Conglomerates	1,128,583	14,737,014
Noble Group Ltd.	Trading Companies & Distributors	23,992,600	26,123,803
			40,860,817
India 0.3%
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	1,171,931	19,349,836
Ireland 1.1%
CRH PLC	Construction Materials	2,944,063	68,000,445
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,604,836	84,285,987

20 | Annual Report		franklintempleton.com

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Italy 3.2%
Eni SpA	Oil, Gas & Consumable Fuels	3,486,468	$86,941,609
[a]Saipem SpA	Energy Equipment & Services	1,431,597	33,969,121
UniCredit SpA	Banks	11,423,784	88,403,826
			209,314,556
Japan 3.3%
ITOCHU Corp.	Trading Companies & Distributors	3,108,170	39,503,674
Nikon Corp.	Household Durables	500,200	7,261,084
Nissan Motor Co. Ltd.	Automobiles	11,829,300	113,569,465
Toyota Motor Corp.	Automobiles	984,200	56,069,748
			216,403,971
Netherlands 2.7%
Akzo Nobel NV	Chemicals	374,860	26,492,103
Fugro NV, IDR	Energy Equipment & Services	677,323	24,565,712
[a]ING Groep NV, IDR	Banks	6,764,842	93,012,790
[a,b]NN Group NV, 144A	Insurance	348,800	10,189,653
[a]QIAGEN NV	Life Sciences Tools & Services	789,511	19,117,421
			173,377,679
Norway 1.2%
Telenor ASA	Diversified Telecommunication Services	3,470,220	79,582,054
Portugal 0.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,902,130	51,475,007
Russia 1.1%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	934,572	6,682,190
LUKOIL Holdings, ADR (London Stock
Exchange)	Oil, Gas & Consumable Fuels	240,082	13,384,572
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	2,339,834	45,790,551
Mobile TeleSystems, ADR	Wireless Telecommunication Services	369,227	6,812,238
			72,669,551
Singapore 2.3%
DBS Group Holdings Ltd.	Banks	3,301,396	47,364,810
[a]Flextronics International Ltd.	Electronic Equipment,
	Instruments & Components	3,614,605	39,905,239
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	20,449,261	63,686,502
			150,956,551
South Korea 6.9%
Hana Financial Group Inc.	Banks	1,572,380	65,974,528
Hyundai Motor Co.	Automobiles	148,624	34,147,907
KB Financial Group Inc.	Banks	1,876,166	76,870,819
POSCO	Metals & Mining	293,882	96,791,823
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	140,651	171,150,117
			444,935,194
Spain 0.9%
Telefonica SA	Diversified Telecommunication Services	3,802,046	60,293,489

franklintempleton.com

Annual Report

| 21

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Switzerland 5.3%
ABB Ltd.	Electrical Equipment	1,080,030	$24,501,225
Credit Suisse Group AG	Capital Markets	4,014,252	113,144,023
Roche Holding AG	Pharmaceuticals	500,372	145,882,797
Swiss Re AG	Insurance	762,200	62,465,204
			345,993,249
Taiwan 1.2%
Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	18,343,683	16,332,239
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	4,308,112	17,880,770
Tripod Technology Corp.	Electronic Equipment, Instruments
	& Components	20,588,000	41,829,281
			76,042,290
Turkey 0.5%
[a]Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	5,561,571	32,545,623
United Kingdom 14.6%
Aviva PLC	Insurance	12,932,746	111,829,938
BAE Systems PLC	Aerospace & Defense	8,784,320	64,892,627
Barclays PLC	Banks	11,892,940	44,303,542
BP PLC	Oil, Gas & Consumable Fuels	6,798,278	54,345,063
British Sky Broadcasting Group PLC	Media	297,897	4,318,756
Carillion PLC	Construction & Engineering	7,084,170	39,576,073
GlaxoSmithKline PLC	Pharmaceuticals	4,356,107	106,603,860
HSBC Holdings PLC	Banks	8,684,100	93,972,769
[a]International Consolidated Airlines Group SA	Airlines	10,907,700	65,389,880
Kingfisher PLC	Specialty Retail	16,641,610	83,882,187
[a]Lloyds Banking Group PLC	Banks	45,968,200	58,188,996
Royal Dutch Shell PLC, A (EUR Traded)	Oil, Gas & Consumable Fuels	128,452	5,187,043
Royal Dutch Shell PLC, A (GBP Traded)	Oil, Gas & Consumable Fuels	5,923	239,665
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,461,012	61,724,346
Serco Group PLC	Commercial Services & Supplies	5,598,723	28,842,992
Tesco PLC	Food & Staples Retailing	16,476,424	62,881,948
Vodafone Group PLC	Wireless Telecommunication Services	18,176,089	62,369,976
			948,549,661
United States 33.0%
Abercrombie & Fitch Co., A	Specialty Retail	121,310	5,070,758
Accenture PLC, A	IT Services	164,571	13,340,125
American International Group Inc.	Insurance	1,499,395	84,056,084
Amgen Inc.	Biotechnology	943,640	131,524,543
Baker Hughes Inc.	Energy Equipment & Services	788,927	54,546,413
Best Buy Co. Inc.	Specialty Retail	983,140	31,352,335
Chevron Corp.	Oil, Gas & Consumable Fuels	169,276	21,912,778
Cisco Systems Inc.	Communications Equipment	2,117,959	52,927,795
Citigroup Inc.	Banks	2,704,680	139,696,722
Comcast Corp., Special A	Media	1,731,069	94,516,367
CVS Caremark Corp.	Food & Staples Retailing	1,130,850	89,846,033
FedEx Corp.	Air Freight & Logistics	64,039	9,470,087
Foot Locker Inc.	Specialty Retail	1,280,800	71,865,688
General Motors Co.	Automobiles	558,230	19,426,404
Halliburton Co.	Energy Equipment & Services	421,520	28,498,967
The Hartford Financial Services Group Inc.	Insurance	386,300	14,312,415

22 | Annual Report		franklintempleton.com

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	2,888,040	$109,745,520
JPMorgan Chase & Co.	Banks	1,809,934	107,600,576
KBR Inc.	Construction & Engineering	1,256,920	27,677,378
[a]Knowles Corp.	Electronic Equipment, Instruments
	& Components	388,191	12,779,248
LyondellBasell Industries NV, A	Chemicals	186,550	21,331,993
Medtronic Inc.	Health Care Equipment & Supplies	2,059,090	131,472,897
Merck & Co. Inc.	Pharmaceuticals	1,337,900	80,421,169
Microsoft Corp.	Software	3,363,450	152,801,533
Morgan Stanley	Capital Markets	4,653,150	159,649,576
[a]Navistar International Corp.	Machinery	1,144,790	43,170,031
[a]News Corp., A	Media	2,101,623	37,041,105
Noble Corp. PLC	Energy Equipment & Services	2,221,384	63,220,589
Oracle Corp.	Software	327,461	13,599,455
[a]Paragon Offshore PLC	Energy Equipment & Services	740,461	6,901,097
Pfizer Inc.	Pharmaceuticals	3,534,320	103,873,665
PNC Financial Services Group Inc.	Banks	160,070	13,565,933
[a]Sprint Corp.	Wireless Telecommunication Services	1,085,037	6,087,058
SunTrust Banks Inc.	Banks	1,821,800	69,374,144
[a,c]Swift Energy Co.	Oil, Gas & Consumable Fuels	1,736,740	19,711,999
Twenty-First Century Fox Inc., A	Media	1,479,852	52,416,358
United Parcel Service Inc., B	Air Freight & Logistics	194,659	18,946,160
Verizon Communications Inc.	Diversified Telecommunication Services	510,504	25,433,309
			2,139,184,307
Total Common Stocks
(Cost $4,640,544,127)			6,221,988,165
Preferred Stocks 1.0%
Brazil 1.0%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,489,445	51,805,350
Vale SA, ADR, pfd., A	Metals & Mining	1,018,732	11,868,228
Total Preferred Stocks
(Cost $49,493,084)			63,673,578

franklintempleton.com

Annual Report

| 23

TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS

	Principal Amount*	Value
Mortgage-Backed Securities (Cost $1,870,451) 0.0%†
United States 0.0%†
FHLMC Gold 30 Year, 5.50%, 12/01/35	1,897,730	$2,111,551
Total Investments before Short Term
Investments (Cost $4,691,907,662)		6,287,773,294
Short Term Investments 3.3%
Time Deposits 3.1%
Canada 2.5%
Bank of Montreal, 0.05%, 9/02/14	97,000,000	97,000,000
Royal Bank of Canada, 0.05%, 9/02/14	64,000,000	64,000,000
		161,000,000
United States 0.6%
Scotia Capital Markets, 0.03%, 9/02/14	37,000,000	37,000,000
Total Time Deposits
(Cost $198,000,000)		198,000,000
Total Investments before Money Market Funds
(Cost $4,889,907,662)		6,485,773,294

	Shares
[d]Investments from Cash Collateral
Received for Loaned Securities
(Cost $13,888,550) 0.2%
Money Market Funds 0.2%
United States 0.2%
[e] BNY Mellon Overnight Government Fund,
0.053%	13,888,550	13,888,550
Total Investments (Cost $4,903,796,212)
100.2%		6,499,661,844
Other Assets, less Liabilities (0.2)%		(11,976,316)
Net Assets 100.0%		$6,487,685,528

See Abbreviations on page 37.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
August 31, 2014, the aggregate value of these securities was $32,874,237, representing 0.51% of net assets.
cA portion or all of the security is on loan at August 31, 2014. See Note 1(d).
dSee Note 1(d) regarding securities on loan.
eThe rate shown is the annualized seven-day yield at period end.

24 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2014

Assets:
Investments in securities:
Cost	$4,903,796,212
Value (includes securities loaned in the amount of $13,707,395)	$6,499,661,844
Cash	233,284
Foreign currency, at value (cost $2,161,278)	2,161,278
Receivables:
Investment securities sold	6,285,573
Capital shares sold	3,199,280
Dividends and interest	12,536,975
Other assets	2,082
Total assets	6,524,080,316
Liabilities:
Payables:
Investment securities purchased	10,331,210
Capital shares redeemed	5,693,028
Management fees	3,740,175
Distribution fees	1,440,111
Transfer agent fees	839,187
Payable upon return of securities loaned	13,888,550
Accrued expenses and other liabilities	462,527
Total liabilities	36,394,788
Net assets, at value	$6,487,685,528
Net assets consist of:
Paid-in capital	$4,472,711,614
Undistributed net investment income	140,281,974
Net unrealized appreciation (depreciation)	1,595,813,496
Accumulated net realized gain (loss)	278,878,444
Net assets, at value	$6,487,685,528

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2014

Class A:
Net assets, at value	$5,917,397,591
Shares outstanding	293,238,526
Net asset value per share[a]	$20.18
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.41
Class C:
Net assets, at value	$241,634,691
Shares outstanding	12,427,798
Net asset value and maximum offering price per share[a]	$19.44
Class R6:
Net assets, at value	$55,175,437
Shares outstanding	2,734,391
Net asset value and maximum offering price per share	$20.18
Advisor Class:
Net assets, at value	$273,477,809
Shares outstanding	13,553,026
Net asset value and maximum offering price per share	$20.18

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
26 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2014

Investment income:
Dividends (net of foreign taxes of $10,539,306)	$206,025,581
Interest	198,123
Paydown gain	16,997
Income from securities loaned	226,601
Total investment income	206,467,302
Expenses:
Management fees (Note 3a)	39,880,551
Administrative fees (Note 3b)	4,166,283
Distribution fees: (Note 3c)
Class A	14,609,356
Class C	2,354,414
Transfer agent fees: (Note 3e)
Class A	4,789,852
Class C	193,312
Class R6	410
Advisor Class	204,936
Custodian fees (Note 4)	600,542
Reports to shareholders	288,012
Registration and filing fees	167,846
Professional fees	183,426
Trustees’ fees and expenses	118,252
Other	106,906
Total expenses	67,664,098
Net investment income	138,803,204
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	300,051,749
Non-controlled affiliated issuers (Note 8)	3,004,260
Written options	345,480
Foreign currency transactions	525,157
Net realized gain (loss)	303,926,646
Net change in unrealized appreciation (depreciation) on:
Investments	575,732,363
Translation of other assets and liabilities denominated in foreign currencies	(74,141)
Net change in unrealized appreciation (depreciation)	575,658,222
Net realized and unrealized gain (loss)	879,584,868
Net increase (decrease) in net assets resulting from operations	$1,018,388,072

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 27

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$138,803,204	$81,403,846
Net realized gain (loss) from investments, written options and foreign currency transactions	303,926,646	268,907,233
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	575,658,222	861,074,243
Net increase (decrease) in net assets resulting from operations	1,018,388,072	1,211,385,322
Distributions to shareholders from:
Net investment income:
Class A	(53,926,129)	(125,749,470)
Class C	(671,517)	(3,213,854)
Class R6	(321,643)	—
Advisor Class	(2,783,214)	(6,995,392)
Net realized gains:
Class A	(239,843,544)	(76,399,449)
Class B	—	(16,935)
Class C	(9,992,724)	(3,102,423)
Class R6	(1,076,002)	—
Advisor Class	(10,037,283)	(3,774,084)
Total distributions to shareholders	(318,652,056)	(219,251,607)
Capital share transactions: (Note 2)
Class A	(4,029,796)	(490,498,402)
Class B	—	(2,160,569)
Class C	6,267,896	(11,906,897)
Class R6	26,596,767	24,666,179
Advisor Class	29,494,496	(60,679,854)
Total capital share transactions	58,329,363	(540,579,543)
Net increase (decrease) in net assets	758,065,379	451,554,172
Net assets:
Beginning of year	5,729,620,149	5,278,065,977
End of year	$6,487,685,528	$5,729,620,149
Undistributed net investment income included in net assets:
End of year	$140,281,974	$55,162,219

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON WORLD FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com

Annual Report

| 29

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price.

30 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS

Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 6 regarding investment transactions.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

franklintempleton.com

Annual Report

| 31

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended August 31,
		2014			2013
	Shares		Amount	Shares	Amount
Class A Shares:
Shares sold	26,102,399	$510,657,491		21,020,191	$353,575,364
Shares issued in reinvestment of distributions	14,121,577		268,451,277	11,494,306	182,184,742
Shares redeemed	(39,928,591)		(783,138,564)	(62,146,785)	(1,026,258,508)
Net increase (decrease)	295,385		$(4,029,796)	(29,632,288)	$(490,498,402)
Class B Shares[a]:
Shares sold				190	$3,029
Shares issued in reinvestment of distributions				899	14,546
Shares redeemed				(134,986)	(2,178,144)
Net increase (decrease)				(133,897)	$(2,160,569)
Class C Shares:
Shares sold	1,256,460		$23,747,361	975,417	$15,948,040
Shares issued in reinvestment of distributions	506,107		9,317,434	358,068	5,510,662
Shares redeemed	(1,417,063)		(26,796,899)	(2,085,565)	(33,365,599)
Net increase (decrease)	345,504		$6,267,896	(752,080)	$(11,906,897)
Class R6 Shares[b]:
Shares sold	1,630,392		$31,476,300	1,363,910	$24,935,999
Shares issued in reinvestment of distributions	73,699		1,397,332	—	—
Shares redeemed	(318,920)		(6,276,865)	(14,690)	(269,820)
Net increase (decrease)	1,385,171		$26,596,767	1,349,220	$24,666,179
Advisor Class Shares:
Shares sold	4,516,353		$88,130,065	4,793,582	$79,599,371
Shares issued in reinvestment of distributions	593,105		11,251,196	612,858	9,695,416
Shares redeemed	(3,590,160)		(69,886,765)	(8,777,773)	(149,974,641)
Net increase (decrease)	1,519,298		$29,494,496	(3,371,333)	$(60,679,854)

aEffective March 22, 2013, all Class B Shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to August 31, 2013.

32 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion.

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.630%	Up to and including $1 billion
0.615%	Over $1 billion, up to and including $5 billion
0.600%	Over $5 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees
Effective July 1, 2014, under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by
TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

franklintempleton.com Annual Report | 33

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$668,530
CDSC retained	$12,923

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2014, the Fund paid transfer agent fees of $5,188,510, of which $2,641,032 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no Class R6 transfer agent fees waived during the year ended August 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2014, there were no credits earned.

34 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$2,847,979
2017	2,023,740
	$4,871,719	[a]

aCapital loss carryforwards were from the merged Templeton Global Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended August 31, 2014, the Fund utilized $2,023,740 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$100,947,014	$138,424,946
Long term capital gain	217,705,042	80,826,661
	$318,652,056	$219,251,607

At August 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,917,757,993

Unrealized appreciation	$1,784,787,591
Unrealized depreciation	(202,883,740)
Net unrealized appreciation (depreciation)	$1,581,903,851

Undistributed ordinary income	$183,148,313
Undistributed long term capital gains	254,845,601
Distributable earnings	$437,993,914

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2014, aggregated $1,142,429,497 and $1,248,690,600, respectively.

Transactions in options written during the year ended August 31, 2014, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2013	—	$—
Options written	57,710	1,351,462
Options expired	(7,710)	(345,480)
Options exercised	(50,000)	(1,005,982)
Options closed	—	—
Options outstanding at August 31, 2014	—	$—

franklintempleton.com			Annual Report	|	35

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions (continued)

See Notes 1(c) regarding derivative financial instruments and other derivative information, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	(Loss)
Non-Controlled Affiliates
Templeton China Opportunities
Fund, Ltd., Reg D	2,790,529	1,581	(2,792,110)	—	$ —	$ —	$3,004,260
Total Affiliated Securities (Value is 0.00% of Net Assets)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

36 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$65,987,361	$6,682,190	$—	$72,669,551
Other Equity Investments[b]	6,212,992,192	—	—	6,212,992,192
Mortgage-Backed Securities	—	2,111,551	—	2,111,551
Short Term Investments	—	211,888,550	—	211,888,550
Total Investments in Securities	$6,278,979,553	$220,682,291	$—	$6,499,661,844

[a]lncludes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, the FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio		Selected Currencies

ADR	American Depositary Receipt	EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.	GBP	British Pound
IDR	International Depositary Receipt

franklintempleton.com

Annual Report

| 37

TEMPLETON WORLD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 17, 2014

38 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $217,705,042 as a long term capital gain dividend for the fiscal year ended August 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby report the maximum amount allowable but no less than $43,244,511 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 72.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $192,422,397 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund[s] on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0244	$0.2516	$0.2006
Class C	$0.0244	$0.1814	$0.1445
Class R6	$0.0244	$0.2856	$0.2277
Advisor Class	$0.0244	$0.2747	$0.2190

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

| 39

TEMPLETON WORLD FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2003 138		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since 2007		products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

40 | Annual Report franklintempleton.com

TEMPLETON WORLD FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman Of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider) (2010-
Fort Lauderdale, FL 33301-1923				2012), The Southern Company
				(energy company) (2010-2012) and
				Graham Holdings Company (formerly,
				The Washington Post Company)
				(education and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-
2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

franklintempleton.com Annual Report | 41

TEMPLETON WORLD FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1992
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

42 | Annual Report franklintempleton.com

TEMPLETON WORLD FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer, Chief Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Financial Officer
San Mateo, CA 94403-1906	and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

franklintempleton.com Annual Report | 43

TEMPLETON WORLD FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.

Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

44 | Annual Report franklintempleton.com

TEMPLETON WORLD FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board

franklintempleton.com

Annual Report

| 45

TEMPLETON WORLD FUND
SHAREHOLDER INFORMATION

also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2014, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global large-cap value funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five-and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The

Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio of the Fund to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as

46 | Annual Report

franklintempleton.com

TEMPLETON WORLD FUND
SHAREHOLDER INFORMATION

profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services based on the combined assets of Templeton Word Fund and Templeton Foreign Fund that starts at 0.15% on the first $200 million of net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2013, the net assets of Templeton World Fund and Templeton Foreign Fund were approximately $6.4 billion and $7.3 billion, respectively. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

At the May 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for the Fund covering both investment management and administrative services for a combined fee, assuming the lowest possible administrative fee rate of 0.075%. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that the aggregate fee, including breakpoints, would be less than that charged under the previous separate agreements and noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

| 47

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton World Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	102 A 10/14

Annual Report and Shareholder Letter

August 31, 2014

Templeton Foreign Fund

A series of Templeton Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Foreign Fund	3
Performance Summary	9
Your Fund’s Expenses	14
Financial Highlights and
Statement of Investments	16
Financial Statements	26
Notes to Financial Statements	30
Report of Independent Registered
Public Accounting Firm	39
Tax Information	40
Board Members and Officers	41
Shareholder Information	46

Annual Report

Templeton Foreign Fund

We are pleased to bring you Templeton Foreign Fund’s annual report for the fiscal year ended August 31, 2014.

Your Fund’s Goal and Main Investments

Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal market circumstances, at least 80% of its net assets in “foreign securities,” as defined in the prospectus.

Performance Overview

Templeton Foreign Fund – Class A delivered a +17.61% cumulative total return for the 12 months under review. In comparison, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, generated a +16.92% total return.1,2 The Fund’s long-term results are shown in the Performance Summary beginning on page 9. For the 10-year period ended August 31, 2014, Templeton Foreign Fund –Class A delivered a +116.48% cumulative total return, compared with the MSCI EAFE Index’s +106.05% cumulative total return for the same period.1,2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as many developed markets continued to recover and many emerging markets continued to grow. Major developed market central banks reaffirmed their accommodative monetary policies in an effort to support the ongoing recovery. Some emerging market central banks cut interest rates to boost economic growth, while others raised rates to control inflation and currency depreciation.

U.S. economic growth trends were generally encouraging during the period, despite a contraction in gross domestic product (GDP) in the first quarter of 2014. In January 2014, the U.S. Federal Reserve Board (Fed) began reducing its bond purchases $10 billion a month, based on largely positive economic and employment data in late 2013. Fed comments made in July and August 2014 indicated the central bank was committed to supporting the U.S. recovery, although policymakers were divided on when to raise key interest rates. Fed Chair Janet Yellen took the middle ground about the exact timing, saying rates could rise sooner than expected and at a brisker pace in the case of “faster convergence” toward the Fed’s labor and inflation goals, or rates could remain low if progress toward the Fed’s goals was slower than expected.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/14, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +8.03%, compared with the MSCI EAFE Index’s 10-year average annual total return of +7.50%.
2. Source: MSCI.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 21.

franklintempleton.com

Annual Report

| 3

TEMPLETON FOREIGN FUND

the second quarter of 2014, GDP registered expansion at pre-crisis levels. Although out of recession, the eurozone experienced deflationary risks and lackluster employment trends. Economic growth remained subdued and weaker than expected as concerns arose about the potential negative impacts to growth from the crisis in Ukraine and tension in the Middle East. In June 2014, the European Central Bank reduced its main interest rate and, for the first time, set a negative deposit rate. After recording strong growth in the first quarter of 2014, Japan’s economy weakened in the second quarter as consumption and investments plunged after a sales tax increase in April. The Bank of Japan (BOJ) kept its accommodative monetary policy unchanged as it maintained an upbeat inflation forecast and reiterated that the economy continued to recover moderately despite challenges resulting from the sales tax increase. In August, the BOJ hinted at rolling out additional stimulus if the economic situation worsened.

In several emerging markets, including China, growth remained solid though moderating as domestic demand and exports were relatively soft. Emerging market equities generally rose for the 12-month period despite volatility resulting from concerns about moderating economic growth, geopolitical tensions in certain regions and the potential impact of the Fed’s tapering its asset purchases. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries, including Brazil, India, Turkey and South Africa, to raise interest rates in an effort to curb inflation and support their currencies.

Stocks in developed markets advanced overall during the period amid a generally accommodative monetary policy environment, continued strength in corporate earnings and signs of an economic recovery. Global government and corporate bonds delivered solid performance as interest rates in many developed market countries remained low. Oil and gold prices were volatile and ended lower for the 12-month period. The U.S. dollar appreciated slightly compared to most currencies.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund outperformed the benchmark MSCI EAFE Index during the fiscal year under review. Additionally, the Fund’s Class A shares, without sales charges, outperformed the index for the annualized three-, five-, 10-, 15-, 20- and since-inception periods ended August 31, 2014. Value investing often requires patience and fortitude, and Templeton’s long-term, contrarian approach can sometimes seem out of step with a market that is increasingly preoccupied by short-term factors. However, history has proven time and again that the market’s shortsighted focus can become a long-term value investor’s greatest opportunity. The market’s current short-term orientation, and the growing preoccupation many investors have with geopolitics, price trends, algorithms or other factors having nothing to do with fundamental business values, leads us to believe that the opportunity set will broaden for investors capable of discerning the long-term value of corporate cash flows and assets. A growing percentage of global equities are now owned by index funds or other passive investment vehicles that do not reflect a view of corporate fundamentals but instead are periodically rebalanced away from cheaper issues toward more expensive ones as the prices of underlying stocks fluctuate. We think this situation should increase the opportunities available to investors attempting to sensibly allocate capital where it is needed most in the long term. In other words, a market that is not focused on long-term value is likely to misprice it, and therein lies Templeton’s opportunity.

This long-term value strategy has served Templeton Foreign Fund investors well over the past three decades. A hypothetical investment of $10,000 (after fees and without sales charges) in the Fund’s Class A shares at the Fund’s inception in October 1982 would be worth roughly $300,000 on August 31, 2014. A similar hypothetical investment in the “passive” MSCI EAFE Index, the Fund’s benchmark, would be worth approximately $250,000.1,2 The strategy also served investors well during the year under review, a period when stocks delivered solid gains despite continued adversity. The first major market challenge during the period was the expectation of an imminent reduction in the Fed’s quantitative easing programs, which prompted a correction in emerging markets that had benefited most from cheap U.S. dollar liquidity. A number of escalating geopolitical conflicts also threatened to derail the market rally, including Russia’s annexation of Crimea, renewed hostilities in Gaza and the emergence of a terrorist organization in Syria and Iraq. Other major global events included a sovereign default in Argentina, a military coup in Thailand, intensifying border disputes in the East China Sea and a severe Ebola outbreak in West Africa.

4 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

Alongside such alarming headlines were more fundamental questions about the resiliency of the global economic recovery. Would Europe strike the right balance of stimulus and austerity to generate sustainable growth momentum? Could China rebalance its economy without popping asset bubbles? Would Abenomics deliver genuine structural reforms in Japan? Could U.S. companies sustain record high profit margins in a moderate growth environment?

Top 10 Countries
Based on Equity Securities
8/31/14
% of Total
Net Assets
U.K.	14.4%
South Korea	12.6%
France	10.2%
Switzerland	8.0%
Japan	7.5%
China	7.4%
Germany	6.9%
Canada	5.6%
Netherlands	4.8%
Italy	3.1%

During a 12-month period of intense economic and geopolitical focus, the Fund’s performance was ultimately attributable to old-fashioned, bottom-up stock picking. This was encouraging to us following several years of high correlations between equities, which could be interpreted as investors’ inability (or unwillingness) to distinguish between bottom-up, corporate fundamentals amid greater interest in top-down, economic and geopolitical developments. During this period, equities did not trade as shares of individual businesses with different fundamentals, but rather as a homogenous asset class to be bought and sold tactically in accordance with the vagaries of global risk appetite. Therefore, we were encouraged to see the benefits of astute stock picking become manifest in the portfolio during the review period. This was particularly the case in the financials sector, where our concentration in underappreciated European financial firms was highly contrarian.3 Just two short years ago, the European banking system was on the brink of collapse. A vicious cycle took hold between over-indebted sovereigns and the banks that held much of that sovereign debt on their balance sheets. With interest rates spiking on government bonds as Europe’s sovereign debt crisis intensified, the value of banks’ underlying capital bases eroded, leading to write-downs, earnings downgrades and a major crisis of confidence. As economic conditions deteriorated and borrowers fell behind on their debts, banks were forced to raise more capital to provision for non-performing loans, further impeding the process of credit creation, the lifeblood of any economy.

Consequently, pessimism about the European financial system prevailed in the years between 2010 and 2012. This was largely reflected in the valuations of many financial firms. Some prominent European lenders traded as low as 0.4 times tangible book value, levels major financial institutions had not reached since U.S. banks did in the Great Depression. Such valuations implicitly ascribed high probabilities to a worst-case scenario — a eurozone breakup. In our simplistic top-down analysis, we recognized that the cost of a eurozone breakup would far exceed the costs required to hold the eurozone together, and we redoubled our bottom-up analytical efforts in the region, selectively increasing exposure to the stocks we felt were best positioned for an eventual recovery. Since then, European policymakers have stabilized the regional financial system, with the at-risk peripheral countries now running current account surpluses and realizing mostly positive GDP growth while borrowing at lower costs than the U.S., in some instances. The region’s financial firms have aggressively restructured and recapitalized while reducing risk in their portfolios to focus on core businesses capable of generating stable returns over time.

During the fiscal year under review, three of the Fund’s top contributors were from the European financials sector. U.K. insurer Aviva, which rose in value after restructuring efforts buoyed profits, illustrated the degree of self-help being realized in this sector. New management sold underperforming assets, aggressively cut costs and reshuffled key strategic personnel, and we believe the stock offered additional value as Aviva made progress toward its ambitious operating targets. Dutch financial services firm ING Groep and Italian lender Unicredit also performed well, as they benefited from significant restructuring and capital improvements in recent years. An increased focus on shareholder returns and any improvements in the depressed European credit cycle could help further support shares of many European lenders and insurers. Elsewhere in the financials sector, our holdings in cheaply valued South Korean banks also contributed to Fund performance, led by KB Financial Group and Hana Financial Group, which are not part of the index.

3. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgages in the SOI.

franklintempleton.com Annual Report | 5

TEMPLETON FOREIGN FUND

Top 10 Sectors/Industries
Based on Equity Securities
8/31/14
% of Total
Net Assets
Banks	12.9%
Oil, Gas & Consumable Fuels	12.5%
Pharmaceuticals	10.1%
Semiconductors & Semiconductor Equipment	5.8%
Insurance	5.7%
Energy Equipment & Services	4.5%
Capital Markets	3.5%
Diversified Telecommunication Services	3.3%
Metals & Mining	3.0%
Automobiles	2.9%

Another overweighted sector that performed well during the period was telecommunication services.4 After years of disappointing returns attributable to regulatory headwinds, poor pricing discipline and fierce industry competition, signs of optimism emerged in the sector. A wave of mergers and acquisitions activity during the period gave rise to hopes that profitability (and returns to shareholders) might improve in a more consolidated industry. We were somewhat circumspect about the ultimate impact of this theme and felt that ongoing structural challenges and regulatory unknowns still affected the degree of certainty with which we could forecast sector fundamentals. Although we continued to find some opportunities among select firms with emerging market operations and/or restructuring opportunities, we viewed value in the sector as somewhat limited, and our absolute allocation was modest. Among our limited telecommunication services holdings, French mobile operator Orange contributed notably to performance.5 The company represented many of the sector’s aforementioned hopes during the period as it attempted consolidation deals to help combat destructive price wars in France’s highly competitive telecommunication services sector.

The Fund’s overall holdings in the consumer discretionary and materials sectors also outperformed those of the index, buoyed by stock selection and underweighted allocations.6 In consumer discretionary, Japanese toymaker BANDAI NAMCO Holdings was a leading contributor, as its share price surged in the second half of the period after the firm provided higher earnings guidance, citing increased demand for toys in Japan and for video games in the U.S. and Europe. Although no materials holdings were among the top 10 contributors, Canadian mining firm Hudbay Minerals, which is not part of the index, and Dutch paint manufacturer Akzo Nobel aided Fund performance. Our investments in these companies help illustrate how we have approached the materials sector in recent years. We have remained generally underweighted in the metals and mining industry, where poor capital discipline during the commodities supercycle (when commodity prices soared over the past decade) created a legacy of overcapacity and ill-advised projects. We found better opportunities in construction materials and in chemicals firms (such as Akzo Nobel) that managed capacity better and allocated capital more judiciously during the downturn. Our avoidance of miners we considered overvalued during the commodities boom and preference for select, cyclically undervalued chemicals and construction materials firms has begun to pay off, as evidenced by these companies’ stock performances during the period. Most recently, following the bursting of the emerging markets capital expenditure (capex) bubble and the subsequent share price decline of mining companies we formerly considered overvalued, we have begun to find selective opportunities in the industry amid gathering pessimism. Well-capitalized, well-diversified and inexpensively valued Canadian miner Hudbay Minerals was one such opportunity.

Among sector detractors, certain positions in the underweighted consumer staples sector and overweighted information technology (IT) sector were primarily responsible for relative underperformance.7 In consumer staples, shares of U.K. grocer Tesco came under renewed pressure after the company provided a lower-than-expected earnings forecast and announced it would cut its dividend, reduce investment and instate its new chief executive officer a month earlier than expected. A major institutional shareholder’s divestment further compounded the firm’s woes and recent sentiment appeared at an all-time low. Tesco appeared cheap on an array of valuation measures, and we believe its stock could potentially rebound over our long-term horizon should new management realize even modest success with its restructuring initiatives. Stock-specific issues also pressured the Fund’s overweighted IT holdings. South Korean semiconductor and consumer electronics manufacturer Samsung

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.
5. Sold by period-end.
6. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure products, multiline retail and specialty retail in the SOI. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.
7. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The IT sector comprises communications equipment;
electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

6 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

Top 10 Equity Holdings
8/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.9%
Semiconductors & Semiconductor Equipment, South Korea
Hana Financial Group Inc.	2.7%
Banks, South Korea
BNP Paribas SA	2.1%
Banks, France
Royal Dutch Shell PLC, A, B	1.9%
Oil, Gas & Consumable Fuels, U.K.
KB Financial Group Inc.	1.9%
Banks, South Korea
Credit Suisse Group AG	1.9%
Capital Markets, Switzerland
Sanofi	1.8%
Pharmaceuticals, France
Tesco PLC	1.8%
Food & Staples Retailing, U.K.
AXA SA	1.8%
Insurance, France
Roche Holding AG	1.7%
Pharmaceuticals, Switzerland

Electronics, which is not part of the index, was a major laggard, as it succumbed to concerns about slowing revenue growth and increasing competition in the high-margin smartphone space. Proving our long-term view, Samsung has gained nearly 600% since we added it to the bargain list in 2001. During this time, Samsung consolidated market share in its semiconductor division while expanding its lucrative consumer electronics division to become the world’s largest manufacturer of smart-phones and flat-screen televisions. We believe that additional value could be unlocked should the firm continue its legacy of astute capital allocation, and we are closely monitoring the incoming chairman’s strategic plan for Samsung’s prodigious cash hoard.

Finally, the energy sector modestly detracted from relative performance as the favorable effects of an overweighting were offset by the poor performance of certain positions.8 Dutch deepwater oilfield specialist SBM Offshore, which is not part of the index, was a major detractor, as its share price declined amid an investigation into allegedly improper emerging market sales practices. We believe this bad news was overly discounted in the stock price. Our analysis indicated that SBM’s balance sheet should be able to handle a potentially significant regulatory judgment, and we were encouraged by the company’s record order backlog and continued smooth execution of its core business despite the legal distractions. We expect additional value may be unlocked once the regulatory uncertainty is clarified and the stock resumes trading based on business fundamentals. In contrast, several energy stocks performed well during the period, including an off-benchmark investment in U.S.-based global oilfield services firm Baker Hughes, which benefited from intense shale drilling activity in the U.S.5 Elsewhere in the oilfield services sector, we found opportunities we considered attractive among firms with the technology and expertise to help multinational integrated oil companies (oil majors) and state-owned oil companies extract hydrocarbons from increasingly challenging locations. We also found opportunities we considered compelling among the oil majors themselves, which after years of aggressive spending have refocused on shareholder returns as legacy capex began to translate into production growth. Shares of these companies are among the market’s most attractively valued stocks, in our view, trading near multi-decade lows based on price-to-book values.

From a regional standpoint, the Fund’s Asian and Latin American holdings outperformed those of the index, led by an underweighted allocation to Japan and off-benchmark allocations to China, India, South Korea and Brazil. In Europe, continental holdings were noteworthy contributors, buoyed by stock selection in France, but stock-specific weakness in the U.K. notably detracted.

As the period came to a close, investors were keeping a watchful eye on a number of different risks and variables. Escalating tensions in Ukraine, a slowdown in core European economies, a bigger-than-expected GDP contraction in Japan and continued uncertainty about the timing and degree of policy shifts in the U.S. and Europe were among the many variables being contemplated and debated by investors and pundits. In 1958, Sir John Templeton observed, “The influences on stock prices are so numerous and so complex that no person has ever been able to predict the trend of stock prices with consistent success.” This was long before globalization, technology and the 24-hour news cycle overwhelmed investors with a volley of conflicting data points, opinions and analyses. It was also before the scars of the global financial crisis and the consequent pervasiveness of policymakers in the marketplace created a hyperawareness of short-term financial conditions among the general public. To make sense of today’s information overload, we need a framework for

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
franklintempleton.com	Annual Report	|	7

TEMPLETON FOREIGN FUND

thinking about complex variables. At Templeton, this framework is long-term value. Amid the deluge of data points and short-term analyses, we believe long-term opportunities will continue to arise for investors with a disciplined value process and fundamental focus.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	|	Annual Report	franklintempleton.com

TEMPLETON FOREIGN FUND

Performance Summary as of August 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	8/31/14	8/31/13		Change
A (TEMFX)	$8.58	$7.67	+$	0.91
C (TEFTX)	$8.35	$7.48	+$	0.87
R (TEFRX)	$8.42	$7.54	+$	0.88
R6 (FTFGX)	$8.49	$7.59	+$	0.90
Advisor (TFFAX)	$8.49	$7.59	+$	0.90

Distributions (9/1/13–8/31/14)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1135	$0.1523		$0.1495	$0.4153
C	$0.0593	$0.1523		$0.1495	$0.3611
R	$0.0938	$0.1523		$0.1495	$0.3956
R6	$0.1480	$0.1523		$0.1495	$0.4498
Advisor	$0.1317	$0.1523		$0.1495	$0.4335

franklintempleton.com

Annual Report

| 9

TEMPLETON FOREIGN FUND
PERFORMANCE SUMMARY

Performance as of 8/31/14

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(9/30/14)[4]	Operating Expenses[5]
A								1.19%
1-Year	+	17.61%	+	10.82%	$11,082		-0.45%
5-Year	+	58.09%	+	8.30%	$14,896	+	5.97%
10-Year	+	116.48%	+	7.39%	$20,396	+	6.64%
C								1.94%
1-Year	+	16.72%	+	15.72%	$11,572	+	3.69%
5-Year	+	52.31%	+	8.78%	$15,231	+	6.40%
10-Year	+	100.70%	+	7.21%	$20,070	+	6.47%
R								1.44%
1-Year	+	17.22%	+	17.22%	$11,722	+	5.23%
5-Year	+	56.01%	+	9.30%	$15,601	+	6.93%
10-Year	+	111.06%	+	7.76%	$21,106	+	7.00%
R6								0.74%
1-Year	+	18.16%	+	18.16%	$11,816	+	5.90%
Since Inception (5/1/13)	+	25.26%	+	18.39%	$12,526	+	13.50%
Advisor								0.94%
1-Year	+	17.93%	+	17.93%	$11,793	+	5.82%
5-Year	+	60.17%	+	9.88%	$16,017	+	7.48%
10-Year	+	121.73%	+	8.29%	$22,173	+	7.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

10 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

franklintempleton.com	Annual Report	|	11

TEMPLETON FOREIGN FUND

PERFORMANCE SUMMARY

12	|	Annual Report	franklintempleton.com

TEMPLETON FOREIGN FUND

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Source: © 2014 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.
7. Source: MSCI.
8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

franklintempleton.com	Annual Report	|	13

TEMPLETON FOREIGN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

14 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 3/1/14	Value 8/31/14	Period* 3/1/14–8/31/14
A
Actual	$1,000	$1,022.60	$5.91
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90
C
Actual	$1,000	$1,019.50	$9.72
Hypothetical (5% return before expenses)	$1,000	$1,015.58	$9.70
R
Actual	$1,000	$1,021.80	$7.19
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.17
R6
Actual	$1,000	$1,025.40	$3.68
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67
Advisor
Actual	$1,000	$1,025.40	$4.65
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.16%; C: 1.91%; R: 1.41%; R6: 0.72%;
and Advisor: 0.91%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	|	15

TEMPLETON FOREIGN FUND

Financial Highlights
		Year Ended August 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.67	$6.26	$6.57	$6.01	$6.20
Income from investment operations[a]:
Net investment income[b]	0.20 [c]	0.12	0.14	0.14	0.10
Net realized and unrealized gains (losses)	1.12	1.44	(0.28)	0.54	(0.19)
Total from investment operations	1.32	1.56	(0.14)	0.68	(0.09)
Less distributions from:
Net investment income	(0.11)	(0.15)	(0.17)	(0.12)	(0.10)
Net realized gains	(0.30)	—	—	—	—
Total distributions	(0.41)	(0.15)	(0.17)	(0.12)	(0.10)
Net asset value, end of year	$8.58	$7.67	$6.26	$6.57	$6.01

Total return[d]	17.61%	25.17%	(1.94)%	11.30%	(1.61)%

Ratios to average net assets
Expenses	1.16%	1.19%[e]	1.21%[e]	1.17%[e]	1.19%[e]
Net investment income	2.39%[c]	1.72%	2.29%	1.97%	1.61%

Supplemental data
Net assets, end of year (000’s)	$4,524,854	$3,904,719	$3,418,240	$3,775,303	$3,636,256
Portfolio turnover rate	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been 1.57%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction and reimbursement rounds to less than 0.01%.

16 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			TEMPLETON FOREIGN FUND
			FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.48	$6.11	$6.40	$5.86	$6.05
Income from investment operations[a]:
Net investment income[b]	0.13 [c]	0.07	0.09	0.08	0.05
Net realized and unrealized gains (losses)	1.10	1.40	(0.27)	0.53	(0.19)
Total from investment operations	1.23	1.47	(0.18)	0.61	(0.14)
Less distributions from:
Net investment income	(0.06)	(0.10)	(0.11)	(0.07)	(0.05)
Net realized gains	(0.30)	—	—	—	—
Total distributions	(0.36)	(0.10)	(0.11)	(0.07)	(0.05)
Net asset value, end of year	$8.35	$7.48	$6.11	$6.40	$5.86

Total return[d]	16.72%	24.21%	(2.62)%	10.42%	(2.30)%

Ratios to average net assets
Expenses	1.91%	1.94%[e]	1.96%[e]	1.92%[e]	1.94%[e]
Net investment income	1.64%[c]	0.97%	1.54%	1.22%	0.86%

Supplemental data
Net assets, end of year (000’s)	$617,421	$517,468	$459,838	$555,999	$575,258
Portfolio turnover rate	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding the amount, the ratio of net investment income to average net assets would been (0.82)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 17

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.54	$6.16	$6.46	$5.92	$6.11
Income from investment operations[a]:
Net investment income[b]	0.18 [c]	0.10	0.13	0.12	0.09
Net realized and unrealized gains (losses)	1.09	1.41	(0.28)	0.53	(0.20)
Total from investment operations	1.27	1.51	(0.15)	0.65	(0.11)
Less distributions from:
Net investment income	(0.09)	(0.13)	(0.15)	(0.11)	(0.08)
Net realized gains	(0.30)	—	—	—	—
Total distributions	(0.39)	(0.13)	(0.15)	(0.11)	(0.08)
Net asset value, end of year	$8.42	$7.54	$6.16	$6.46	$5.92

Total return	17.22%	24.81%	(2.07)%	10.91%	(1.83)%

Ratios to average net assets
Expenses	1.41%	1.44%[d]	1.46%[d]	1.42%[d]	1.44%[d]
Net investment income	2.14%[c]	1.47%	2.04%	1.72%	1.36%

Supplemental data
Net assets, end of year (000’s)	$207,738	$172,393	$149,061	$139,600	$121,834
Portfolio turnover rate	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been 1.32%.
dBenefit of expense reduction and reimbursement rounds to less than 0.01%.

18 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.59	$7.16
Income from investment operations[b]:
Net investment income[c]	0.25 [d]	0.08
Net realized and unrealized gains (losses)	1.10	0.35
Total from investment operations	1.35	0.43
Less distributions from:
Net investment income	(0.15)	—
Net realized gains	(0.30)	—
Total distributions	(0.45)	—
Net asset value, end of year	$8.49	$7.59

Total return[e]	18.16%	6.01%

Ratios to average net assets[f]
Expenses	0.72%	0.74%
Net investment income	2.83%[d]	2.17%

Supplemental data
Net assets, end of year (000’s)	$666,249	$366,042
Portfolio turnover rate	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

		Year Ended August 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.59	$6.20	$6.51	$5.95	$6.14
Income from investment operations[a]:
Net investment income[b]	0.22 [c]	0.13	0.16	0.16	0.11
Net realized and unrealized gains (losses)	1.11	1.43	(0.28)	0.54	(0.19)
Total from investment operations	1.33	1.56	(0.12)	0.70	(0.08)
Less distributions from:
Net investment income	(0.13)	(0.17)	(0.19)	(0.14)	(0.11)
Net realized gains	(0.30)	—	—	—	—
Total distributions	(0.43)	(0.17)	(0.19)	(0.14)	(0.11)
Net asset value, end of year	$8.49	$7.59	$6.20	$6.51	$5.95

Total return	17.93%	25.39%	(1.49)%	11.53%	(1.41)%

Ratios to average net assets
Expenses	0.91%	0.94%[d]	0.96%[d]	0.92%[d]	0.94%[d]
Net investment income	2.64%[c]	1.97%	2.54%	2.22%	1.86%

Supplemental data
Net assets, end of year (000’s)	$1,727,057	$1,340,444	$1,430,480	$1,169,727	$868,166
Portfolio turnover rate	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.82%.
dBenefit of expense reduction and reimbursement rounds to less than 0.01%.

20 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Statement of Investments, August 31, 2014
	Industry	Shares	Value
Common Stocks 96.0%
Belgium 0.6%
UCB SA	Pharmaceuticals	475,500	$46,043,019
Brazil 0.5%
BM&F BOVESPA SA	Diversified Financial Services	6,060,680	36,545,182
Canada 5.6%
AGF Management Ltd.	Capital Markets	1,338,790	15,317,343
Ensign Energy Services Inc.	Energy Equipment & Services	4,529,930	67,951,033
HudBay Minerals Inc.	Metals & Mining	7,074,590	71,572,234
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	2,453,170	100,694,360
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	8,354,080	83,978,750
Trican Well Service Ltd.	Energy Equipment & Services	6,748,990	97,513,688
			437,027,408
China 7.4%
China Agri-Industries Holdings Ltd.	Food Products	37,456,000	15,272,283
China Life Insurance Co. Ltd., H	Insurance	17,725,000	51,001,929
China Mobile Ltd.	Wireless Telecommunication Services	5,656,500	70,249,627
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	15,553,800	44,955,209
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	150,118,382	92,201,147
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	24,925,250	24,121,054
Dongfang Electric Corp. Ltd., H	Electrical Equipment	10,000,000	16,696,667
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	19,116,930	31,474,897
Shanghai Electric Group Co. Ltd., H	Electrical Equipment	48,210,300	21,150,189
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	21,370,600	43,899,066
Sinopec Engineering Group Co. Ltd.	Construction & Engineering	35,917,300	40,783,252
Sinopharm Group Co.	Health Care Providers & Services	14,427,600	50,449,734
Springland International Holdings Ltd.	Multiline Retail	445,800	175,443
[a,b]Trina Solar Ltd., ADR	Semiconductors & Semiconductor Equipment	5,788,539	72,530,394
			574,960,891
France 10.2%
AXA SA	Insurance	5,562,992	137,773,462
BNP Paribas SA	Banks	2,391,643	161,449,325
Cie Generale des Etablissements Michelin, B	Auto Components	437,300	48,348,096
Compagnie de Saint-Gobain	Building Products	519,460	26,364,686
Ipsen SA	Pharmaceuticals	559,750	26,736,468
Sanofi	Pharmaceuticals	1,314,955	144,259,077
Societe Generale SA	Banks	986,796	49,986,631
Technip SA	Energy Equipment & Services	640,350	59,313,331
Total SA, B	Oil, Gas & Consumable Fuels	2,039,510	134,489,636
			788,720,712
Germany 6.9%
Bayer AG	Pharmaceuticals	561,680	75,309,151
Deutsche Boerse AG	Diversified Financial Services	824,190	58,593,664
Deutsche Lufthansa AG	Airlines	2,911,600	50,399,719
Gerresheimer AG	Life Sciences Tools & Services	682,240	49,299,856
[a]Kloeckner & Co. SE	Trading Companies & Distributors	1,521,460	20,809,280
Merck KGaA	Pharmaceuticals	683,564	59,481,200
[a]Metro AG	Food & Staples Retailing	1,351,254	47,454,973
[a]MorphoSys AG	Life Sciences Tools & Services	337,380	31,121,755

franklintempleton.com

Annual Report

| 21

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Germany (continued)
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	240,272	$48,172,976
SAP SE	Software	241,590	18,790,851
Siemens AG	Industrial Conglomerates	624,142	78,181,561
			537,614,986
Hong Kong 2.2%
First Pacific Co. Ltd.	Diversified Financial Services	16,393,500	19,016,337
[a]GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	223,826,630	80,288,259
Kingboard Chemical Holdings Ltd.	Electronic Equipment, Instruments & Components	27,361,904	56,488,728
Noble Group Ltd.	Trading Companies & Distributors	7,336,800	7,988,510
Value Partners Group Ltd.	Capital Markets	3,187,400	2,463,536
			166,245,370
India 0.6%
Jain Irrigation Systems Ltd.	Machinery	10,886,360	16,009,353
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	3,745,914	18,720,285
Power Grid Corp. of India Ltd.	Electric Utilities	6,371,999	13,613,673
			48,343,311
Ireland 0.6%
CRH PLC (EUR Traded)	Construction Materials	1,617,990	37,371,496
CRH PLC (GBP Traded)	Construction Materials	524,810	12,168,250
			49,539,746
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,928,300	101,274,316
Italy 3.1%
Eni SpA	Oil, Gas & Consumable Fuels	3,710,120	92,518,791
[a]Saipem SpA	Energy Equipment & Services	1,227,380	29,123,433
UniCredit SpA	Banks	14,912,837	115,404,129
			237,046,353
Japan 7.5%
Bandai Namco Holdings Inc.	Leisure Products	3,077,660	85,951,468
CANON Inc.	Technology Hardware, Storage & Peripherals	1,407,600	45,979,841
Capcom Co. Ltd.	Software	2,302,160	42,257,706
ITOCHU Corp.	Trading Companies & Distributors	10,194,100	129,563,185
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	2,407,100	26,440,972
Nikon Corp.	Household Durables	1,625,800	23,600,701
Nissan Motor Co. Ltd.	Automobiles	10,384,470	99,698,097
Suntory Beverage & Food Ltd.	Beverages	1,057,400	38,767,777
Toyota Motor Corp.	Automobiles	1,498,680	85,379,607
			577,639,354
Netherlands 4.8%
Aegon NV	Insurance	12,407,865	98,073,273
Akzo Nobel NV	Chemicals	1,058,920	74,835,985
[a]ING Groep NV, IDR	Banks	7,226,898	99,365,801
[a]QIAGEN NV	Life Sciences Tools & Services	2,388,390	57,833,085
[a]SBM Offshore NV	Energy Equipment & Services	2,610,374	39,972,453
			370,080,597

22 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Norway 2.2%
Statoil ASA	Oil, Gas & Consumable Fuels	3,847,470	$108,040,989
Telenor ASA	Diversified Telecommunication Services	2,649,156	60,752,712
			168,793,701
Russia 1.1%
LUKOIL Holdings, ADR
(London Stock Exchange)	Oil, Gas & Consumable Fuels	557,810	31,097,907
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	1,950,540	38,172,068
Mobile TeleSystems, ADR	Wireless Telecommunication Services	868,900	16,031,205
			85,301,180
Sierra Leone 0.0%†
[a]African Minerals Ltd.	Metals & Mining	2,824,885	1,441,702
Singapore 1.5%
[a]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	6,321,390	69,788,145
United Overseas Bank Ltd.	Banks	2,630,570	48,291,878
			118,080,023
South Korea 12.6%
[a]Daewoo International Corp.	Trading Companies & Distributors	274,400	10,079,282
Hana Financial Group Inc.	Banks	4,962,910	208,235,697
Hyundai Mobis	Auto Components	282,290	81,839,326
Hyundai Motor Co.	Automobiles	175,680	40,364,303
KB Financial Group Inc.	Banks	3,652,317	149,643,794
KIWOOM Securities Co. Ltd.	Capital Markets	552,080	28,472,324
Korea Investment Holdings Co. Ltd.	Capital Markets	1,010,610	50,724,829
POSCO	Metals & Mining	327,220	107,771,896
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	245,104	298,252,969
			975,384,420
Spain 1.3%
Telefonica SA	Diversified Telecommunication Services	6,257,015	99,224,804
Sweden 1.2%
Ericsson, B	Communications Equipment	2,905,959	36,228,097
Getinge AB, B	Health Care Equipment & Supplies	2,182,525	57,040,908
			93,269,005
Switzerland 8.0%
ABB Ltd.	Electrical Equipment	2,367,760	53,714,268
[a]Basilea Pharmaceutica AG	Biotechnology	203,780	22,859,225
Credit Suisse Group AG	Capital Markets	5,306,469	149,565,909
[a]GAM Holding Ltd.	Capital Markets	1,249,960	24,299,484
Lonza Group AG	Life Sciences Tools & Services	354,150	40,537,100
[a]Meyer Burger Technology AG	Machinery	1,426,043	15,499,792
Nobel Biocare Holding AG	Health Care Equipment & Supplies	3,400,474	61,847,000
Novartis AG	Pharmaceuticals	912,730	81,859,416
Roche Holding AG	Pharmaceuticals	471,350	137,421,471
Swiss Re AG	Insurance	357,903	29,331,519
			616,935,184

franklintempleton.com

Annual Report

| 23

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Thailand 0.5%
Bangkok Bank PCL, fgn.	Banks	5,538,300	$35,529,698
Turkmenistan 0.4%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	3,192,450	31,791,057
United Kingdom 14.4%
Aviva PLC	Insurance	8,816,014	76,232,403
BAE Systems PLC	Aerospace & Defense	9,393,220	69,390,769
Barclays PLC	Banks	10,415,310	38,799,080
BP PLC	Oil, Gas & Consumable Fuels	15,787,370	126,203,374
Carillion PLC	Construction & Engineering	9,515,960	53,161,390
GlaxoSmithKline PLC	Pharmaceuticals	4,372,854	107,013,697
HSBC Holdings PLC	Banks	8,197,920	88,711,697
Kingfisher PLC	Specialty Retail	15,026,794	75,742,692
Marks & Spencer Group PLC	Multiline Retail	10,529,375	75,127,624
Rexam PLC	Containers & Packaging	4,254,720	35,802,105
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	768,672	31,039,882
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,826,470	119,411,759
Serco Group PLC	Commercial Services & Supplies	3,274,612	16,869,848
Tesco PLC	Food & Staples Retailing	37,342,300	142,516,153
Vodafone Group PLC	Wireless Telecommunication Services	17,884,495	61,369,391
			1,117,391,864
United States 1.5%
[a]Gilead Sciences Inc.	Biotechnology	593,930	63,894,989
Noble Corp. PLC	Energy Equipment & Services	1,746,517	49,705,874
[a]Paragon Offshore PLC	Energy Equipment & Services	582,172	5,425,843
			119,026,706
Total Common Stocks
(Cost $6,525,744,436)			7,433,250,589
Preferred Stocks 0.6%
Brazil 0.6%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,497,790	31,169,010
Vale SA, ADR, pfd., A	Metals & Mining	1,291,734	15,048,701
Total Preferred Stocks
(Cost $46,420,227)			46,217,711
Total Investments before
Short Term Investments
(Cost $6,572,164,663)			7,479,468,300

24 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

STATEMENT OF INVESTMENTS

	Principal Amount*	Value
Short Term Investments 4.1%
Time Deposits 3.3%
Canada 2.1%
Bank of Montreal, 0.05%, 9/02/14	86,000,000	$86,000,000
Royal Bank of Canada, 0.05%, 9/02/14	77,000,000	77,000,000
		163,000,000
United States 1.2%
Scotia Capital Markets, 0.03%, 9/02/14	96,000,000	96,000,000
Total Time Deposits
(Cost $259,000,000)		259,000,000
Total Investments before Money
Market Funds
(Cost $6,831,164,663)		7,738,468,300
	Shares
[c] Investments from Cash Collateral
Received for Loaned Securities
(Cost $60,397,766) 0.8%
Money Market Funds 0.8%
United States 0.8%
[d]BNY Mellon Overnight Government Fund,
0.053%	60,397,766	60,397,766
Total Investments
(Cost $6,891,562,429) 100.7%		7,798,866,066
Other Assets, less Liabilities
(0.7)%		(55,547,056)
Net Assets 100.0%		$7,743,319,010

See Abbreviations on page 38.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bA portion or all of the security is on loan at August 31, 2014. See Note 1(c).
cSee Note 1(c) regarding securities on loan.
dThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 25

TEMPLETON FOREIGN FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2014

Assets:
Investments in securities:
Cost	$6,891,562,429
Value (includes securities loaned in the amount of $58,214,154)	$7,798,866,066
Cash	900,602
Foreign currency, at value (cost $2,748,241)	2,748,241
Receivables:
Investment securities sold	5,939,736
Capital shares sold	8,508,802
Dividends and interest	14,984,155
Other assets	2,396
Total assets	7,831,949,998
Liabilities:
Payables:
Investment securities purchased	7,359,546
Capital shares redeemed	10,479,559
Management fees	4,464,267
Distribution fees	1,572,396
Transfer agent fees	2,302,540
Payable upon return of securities loaned	60,397,766
Deferred tax	1,451,426
Accrued expenses and other liabilities	603,488
Total liabilities	88,630,988
Net assets, at value	$7,743,319,010
Net assets consist of:
Paid-in capital	$6,603,980,412
Undistributed net investment income	166,306,751
Net unrealized appreciation (depreciation)	905,673,026
Accumulated net realized gain (loss)	67,358,821
Net assets, at value	$7,743,319,010

26 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
August 31, 2014

Class A:
Net assets, at value	$4,524,854,462
Shares outstanding	527,509,230
Net asset value per share[a]	$8.58
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.10
Class C:
Net assets, at value	$617,420,752
Shares outstanding	73,931,546
Net asset value and maximum offering price per share[a]	$8.35
Class R:
Net assets, at value	$207,738,091
Shares outstanding	24,669,448
Net asset value and maximum offering price per share	$8.42
Class R6:
Net assets, at value	$666,248,768
Shares outstanding	78,474,886
Net asset value and maximum offering price per share	$8.49
Advisor Class:
Net assets, at value	$1,727,056,937
Shares outstanding	203,533,934
Net asset value and maximum offering price per share	$8.49

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	27

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2014

Investment income:
Dividends (net of foreign taxes of $20,285,754)	$260,517,145
Interest	111,216
Income from securities loaned	436,704
Total investment income	261,065,065
Expenses:
Management fees (Note 3a)	46,058,895
Administrative fees (Note 3b)	4,794,553
Distribution fees: (Note 3c)
Class A	11,159,449
Class C	5,981,257
Class R	978,782
Transfer agent fees: (Note 3e)
Class A	8,470,083
Class C	1,135,057
Class R	371,141
Class R6	969
Advisor Class	2,946,926
Custodian fees (Note 4)	925,136
Reports to shareholders	530,302
Registration and filing fees	224,969
Professional fees	168,563
Trustees’ fees and expenses	135,238
Other	119,229
Total expenses	84,000,549
Net investment income	177,064,516
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers (net of foreign taxes of $1,286,487)	136,304,064
Non-controlled affiliated issuers (Note 8)	2,636,776
Foreign currency transactions	598,444
Net realized gain (loss)	139,539,284
Net change in unrealized appreciation (depreciation) on:
Investments	812,182,172
Translation of other assets and liabilities denominated in foreign currencies	(192,013)
Change in deferred taxes on unrealized appreciation	(1,451,426)
Net change in unrealized appreciation (depreciation)	810,538,733
Net realized and unrealized gain (loss)	950,078,017
Net increase (decrease) in net assets resulting from operations	$1,127,142,533

28 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	TEMPLETON FOREIGN FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$177,064,516	$102,018,845
Net realized gain (loss) from investments, written options and foreign currency transactions	139,539,284	209,293,823
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	810,538,733	995,219,334
Net increase (decrease) in net assets resulting from operations	1,127,142,533	1,306,532,002
Distributions to shareholders from:
Net investment income:
Class A	(58,100,684)	(77,761,555)
Class C	(4,210,159)	(6,972,711)
Class R	(2,101,235)	(3,129,651)
Class R6	(8,190,270)	—
Advisor Class	(23,941,969)	(37,507,920)
Net realized gains:
Class A	(154,490,972)	—
Class C	(21,424,495)	—
Class R	(6,760,690)	—
Class R6	(16,701,511)	—
Advisor Class	(54,864,648)	—
Total distributions to shareholders	(350,786,633)	(125,371,837)
Capital share transactions: (Note 2)
Class A	142,886,859	(248,431,160)
Class B	–	(5,754,524)
Class C	38,140,900	(39,690,927)
Class R	14,559,151	(8,943,072)
Class R6	248,921,451	349,729,949
Advisor Class	221,388,008	(389,857,098)
Total capital share transactions	665,896,369	(342,946,832)
Net increase (decrease) in net assets	1,442,252,269	838,213,333
Net assets:
Beginning of year	6,301,066,741	5,462,853,408
End of year	$7,743,319,010	$6,301,066,741
Undistributed net investment income included in net assets:
End of year	$166,306,751	$81,289,497

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 29

TEMPLETON FOREIGN FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

30 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax

franklintempleton.com

Annual Report

| 31

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America.

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

32 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At August 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2014		2013
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	107,425,703	$899,780,054	81,343,137	$578,494,573
Shares issued in reinvestment of distributions	23,668,938	191,481,652	10,093,321	69,644,302
Shares redeemed	(112,750,122)	(948,374,847)	(127,967,011)	(896,570,035)
Net increase (decrease)	18,344,519	$142,886,859	(36,530,553)	$(248,431,160)
Class B Shares[a]:
Shares sold			6,983	$48,215
Shares redeemed			(856,158)	(5,802,739)
Net increase (decrease)			(849,175)	$(5,754,524)
Class C Shares:
Shares sold	12,331,670	$100,675,640	7,101,778	$49,802,018
Shares issued in reinvestment of distributions	2,765,434	21,902,241	880,029	5,957,796
Shares redeemed	(10,333,548)	(84,436,981)	(14,022,357)	(95,450,741)
Net increase (decrease)	4,763,556	$38,140,900	(6,040,550)	$(39,690,927)
Class R Shares:
Shares sold	7,010,920	$57,696,222	6,945,473	$48,052,688
Shares issued in reinvestment of distributions	1,040,997	8,286,336	436,912	2,971,002
Shares redeemed	(6,259,421)	(51,423,407)	(8,707,711)	(59,966,762)
Net increase (decrease)	1,792,496	$14,559,151	(1,325,326)	$(8,943,072)
Class R6 Shares[b]:
Shares sold[c]	30,906,509	$254,985,482	53,951,140	$392,178,824
Shares issued in reinvestment of distributions	3,119,271	24,891,780	—	—
Shares redeemed	(3,756,040)	(30,955,811)	(5,745,994)	(42,448,875)
Net increase (decrease)	30,269,740	$248,921,451	48,205,146	$349,729,949
Advisor Class Shares:
Shares sold	81,784,917	$679,248,228	37,078,050	$259,775,040
Shares issued in reinvestment of distributions	8,541,417	68,245,926	4,886,367	33,325,022
Shares redeemed[c]	(63,441,380)	(526,106,146)	(96,068,452)	(682,957,160)
Net increase (decrease)	26,884,954	$221,388,008	(54,104,035)	$(389,857,098)

aEffective March 22, 2013, all Class B Shares were converted to Class A.
bFor the period May 1, 2013 (effective date) to August 31, 2013.
cEffective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com		Annual Report	|	33

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)
a. Management Fees
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

Effective July 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.
The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.
Prior to July 1, 2014, the Fund paid fees to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.630%	Up to and including $1 billion
0.615%	Over $1 billion, up to and including $5 billion
0.600%	Over $5 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	Over $20 billion, up to and including $25 billion
0.530%	Over $25 billion, up to and including $30 billion
0.520%	Over $30 billion, up to and including $35 billion
0.510%	In excess of $35 billion

b. Administrative Fees
Effective July 1, 2014, under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by
TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
Prior to July 1, 2014, the Fund paid its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:
Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

34 | Annual Report franklintempleton.com

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and Class R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,494,106
CDSC retained	$40,786

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2014, the Fund paid transfer agent fees of $12,924,176, of which $5,221,134 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no Class R6 transfer agent fees waived during the year ended August 31, 2014.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2014, there were no credits earned.

franklintempleton.com

Annual Report

| 35

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$224,844,863	$125,371,837
Long term capital gain	125,941,770	—
	$350,786,633	$125,371,837

At August 31, 2014, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$6,904,515,385

Unrealized appreciation	$1,170,590,543
Unrealized depreciation	(276,239,862)
Net unrealized appreciation (depreciation)	$894,350,681

Undistributed ordinary income	$212,713,321
Undistributed long term capital gains	35,195,825
Distributable earnings	$247,909,146

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2014, aggregated $2,526,532,360 and $2,173,240,421, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at		Realized
	at Beginning	Gross	Gross	at End	End of	Investment	Gain
Name of Issuer	of Year	Additions	Reductions	of Year	Year	Income	(Loss)
Non-Controlled Affiliates
Templeton China Opportunities
Fund, Ltd., Reg D	2,785,958	1,581	2,787,539	—	$ —	$ —	$2,636,776
Total Affiliated Securities (Value is 0.00% of Net Assets)

36 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2014, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a,b]	$7,479,468,300	$—	$—	$7,479,468,300
Short Term Investments	—	319,397,766	—	319,397,766
Total Investments in Securities	$7,479,468,300	$319,397,766	$—	$7,798,866,066

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

franklintempleton.com

Annual Report

| 37

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS

11. New Accounting Pronouncements (continued)

In June 2014, the FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
GBP	British Pound	IDR	International Depositary Receipt

38 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 17, 2014

franklintempleton.com

Annual Report

| 39

TEMPLETON FOREIGN FUND

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $125,941,770 as a long term capital gain dividend for the fiscal year ended August 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $128,300,545 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 21.07% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $246,905,132 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2014.

Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Class Advisor shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0169	$0.1559	$0.1292
Class C	$0.0169	$0.1220	$0.1011
Class R	$0.0169	$0.1431	$0.1187
Class R6	$0.0169	$0.1770	$0.1467
Advisor Class	$0.0169	$0.1661	$0.1378

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2014, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

40 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	138	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 2003 138		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and allied
		Trustee since 2007		products)(1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

franklintempleton.com Annual Report | 41

TEMPLETON FOREIGN FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	138	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman Of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	138	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider) (2010-
Fort Lauderdale, FL 33301-1923				2012), The Southern Company
				(energy company) (2010-2012) and
				Graham Holdings Company (formerly,
				The Washington Post Company)
				(education and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-
2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 2003	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

42 | Annual Report franklintempleton.com

TEMPLETON FOREIGN FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1992
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

franklintempleton.com Annual Report | 43

TEMPLETON FOREIGN FUND

Interested Board Members and Officer (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer, Chief Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Financial Officer
San Mateo, CA 94403-1906	and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

44 | Annual Report franklintempleton.com

TEMPLETON FOREIGN FUND

Interested Board Members and Officer (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital
Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010,
Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a mem-
ber of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC
Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and
Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report | 45

TEMPLETON FOREIGN FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 15, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s

46 | Annual Report

franklintempleton.com

TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2014, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international multi-cap value funds as selected by Lipper. On a comparative basis, the Lipper report for the Fund showed its total return to be in the highest or best performing quintile of such universe for the one-year period, and on an annualized basis to also be in the highest or best performing quintile of such universe for each of the previous five- and 10-year periods, and in the second best performing quintile of such universe for the previous three-year period. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the

Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio of the Fund to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other

franklintempleton.com

Annual Report

| 47

TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints for the Fund continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services based on the combined assets of Templeton Word Fund and Templeton Foreign Fund that starts at 0.15% on the first $200 million of net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2013, the net assets of Templeton World Fund and Templeton Foreign Fund were approximately $6.4 billion and $7.3 billion, respectively. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedules of fees under the investment management agreement for the Fund provide a sharing of benefits with the Fund and its shareholders.

At the May 15, 2014, Board meeting, the Board eliminated the separate investment management and administrative agreements and approved a new form of investment management agreement for the Fund covering both investment management and administrative services for a combined fee, assuming the lowest possible administrative fee rate of 0.075%. In approving the new form of investment management agreement, the Board took into account that the types of services would be the same as provided under the previous separate agreements and that the aggregate fee, including breakpoints, would be less than that charged under the previous separate agreements and noted that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

48 | Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Foreign Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	104 A 10/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $104,780 for the fiscal year ended August 31, 2014 and $114,549 for the fiscal year ended August 31, 2013.

(b)   Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,788 for the fiscal year ended August 31, 2014 and $5,788 for the fiscal year ended August 31, 2013. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)   Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,830 for the fiscal year ended August 31, 2014 and $3,100 for the fiscal year ended August 31, 2013. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)   All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $4,156 for the fiscal year ended August 31, 2014 and $0 for the fiscal year ended August 31, 2013. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $159,080 for the fiscal year ended August 31, 2014 and $39,194 for the fiscal year ended August 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $172,854 for the fiscal year ended August 31, 2014 and $48,082 for the fiscal year ended August 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                            N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ LAURA F. FERGERSON

    Laura F. Fergerson

    Chief Executive Officer - Finance and

    Administration

Date:  October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

 Administration

Date:  October 24, 2014

By /s/ MARK H. OTANI

    Mark H. Otani

    Chief Financial Officer and

    Chief Accounting Officer

Date:  October 24, 2014